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                                                                   EXHIBIT a(19)

                             NORTHSTAR GALAXY TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                          AND REDESIGNATION OF SERIES

The undersigned being all of the trustees of the Northstar Galaxy Trust, [ILLEGIBLE] business trust (the "Trust"), acting pursuant to Section 8.3 and Section [ILLEGIBLE] of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate each existing series of the Trust, as follows:

         1. The five (5) existing Series of the Trust are redesignated as follows:

                  (a) The "Northstar Variable Trust Growth Portfolio" is redesignated the "NORTHSTAR GALAXY TRUST GROWTH + VALUE PORTFOLIO".

                  (b) The "Northstar Variable Trust High Yield Bond Portfolio" is redesignated the "NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO".

                  (c) The "Northstar Variable Trust Income and Growth Portfolio" is redesignated the "NORTHSTAR GALAXY TRUST INCOME AND GROWTH PORTFOLIO".

                  (d) The "Northstar Variable Trust International Value Portfolio" is redesignated the " NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO".

                  (e) The "Northstar Variable Trust Multi-Sector Bond Portfolio" is redesignated the "NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO".

IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated: July 29, 1998

/s/ John G. Turner                            /s/ Mark L. Lipson
---------------------------------             ---------------------------------
        John G. Turner                               Mark L. Lipson

/s/ Paul S. Doherty                           /s/ Robert B. Goode. Jr.
---------------------------------             ---------------------------------
        Paul S. Doherty                              Robert B. Goode. Jr.

/s/ David W. Wallace                          /s/ Walter May
---------------------------------             ---------------------------------
        David W. Wallace                             Walter May

/s/ David W.C. Putnam                         /s/ Alan L. Gosule. Esq.
---------------------------------             ---------------------------------
        David W.C. Putnam                            Alan L. Gosule. Esq.

/s/ John R. Smith
---------------------------------
         John R. Smith